Intangible Assets, Net (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Mar. 31, 2012	Mar. 31, 2011
Balance Sheet Components [Line Items]
Product formulas	$ 1,023	$ 1,023
Other intangible assets	189	189	189
Total intangible assets	1,212	1,212	189
Less: accumulated amortization	(51)	(36)	(9)
Intangible assets, net	$ 1,161	$ 1,176	$ 180